PROSPECTUS                                                           May 3, 1999
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is an investment company made up of 28 separate portfolios ("Portfolios"), six of which are offered through this
Prospectus:

AST T. Rowe Price International Equity Portfolio
AST Janus Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST JanCap Growth Portfolio
AST INVESCO Equity Income Portfolio
AST T. Rowe Price International Bond Portfolio


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses and the Portfolios available for investment through that contract or policy.

                                TABLE OF CONTENTS

Caption                                                                                                        Page

Risk/Return Summary...............................................................................................3
Past Performance..................................................................................................7
Fees and Expenses of the Portfolios..............................................................................11
Investment Objectives and Policies...............................................................................12
     AST T. Rowe Price International Equity Portfolio............................................................13
     AST Janus Small-Cap Growth Portfolio........................................................................15
     AST Neuberger Berman Mid-Cap Value Portfolio................................................................17
     AST JanCap Growth Portfolio.................................................................................19
     AST INVESCO Equity Income Portfolio.........................................................................21
     AST T. Rowe Price International Bond Portfolio..............................................................22
Portfolio Turnover...............................................................................................24
Net Asset Values.................................................................................................24
Purchase and Redemption of Shares................................................................................24
Management of the Trust..........................................................................................25
Tax Matters......................................................................................................27
Financial Highlights.............................................................................................30
Certain Risk Factors and Investment Methods......................................................................34

                               RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of twenty-eight investment portfolios (the "Portfolios"), six of which are offered through this Prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."


International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:

T. Rowe Price Int'l Equity    Total return on assets         The Portfolio invests primarily in marketable equity
                              from long-term growth of       securities of foreign companies.
                              capital and income

Principal Investment Strategies:

The Sub-advisor to the AST T. Rowe Price International Equity Portfolio expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established foreign companies. Geographic diversification will be wide, including both developed and developing countries, and there will normally be at least three different countries represented in the Portfolio. Stocks can be purchased without regard to a company's market capitalization, but the Sub-advisor's focus typically will be on large and, to a lesser extent, medium-sized companies.

The Fund will invest in stocks that have the potential for growth of capital or income or both. Stocks are selected by using a "bottom-up" approach (an approach based on the Sub-advisor's fundamental research on particular companies) in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth. The Sub-advisor seeks to purchase stocks at reasonable prices in relation to anticipated earnings, cash flow or book value. Valuation factors often influence the Sub-advisor's allocations among large-, mid-, and small-cap companies.

While bottom-up stock selection is the focus of its decision making, the Sub-advisor also invests with an awareness of the global economic backdrop and its outlook for individual companies. Country allocation is driven largely by stock selection, though the Sub-advisor may limit investments in markets that appear to have poor overall prospects.

Principal Risks:

o........The T. Rowe Price International Equity Portfolio is an equity fund, and its primary risk is that the value of the stocks it holds will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o The level of risk of the T. Rowe Price International Equity Portfolio will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the Portfolio will not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:

Janus Small-Cap Growth        Capital growth                 The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

JanCap Growth                 Capital growth                 The Portfolio invests primarily in common stocks.


Principal Investment Strategies:

The AST Janus Small-Cap Growth Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

To pursue its objective, the AST Neuberger Berman Mid-Cap Value Portfolio primarily invests in the common stocks of mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST JanCap Growth Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


Principal Risks:

o All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

o The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the AST Janus Small-Cap Growth Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Neuberger Berman Mid-Cap Value Portfolio can be expected to be subject to somewhat less risk, and the AST JanCap Growth Portfolio to somewhat less risk than a mid-cap fund.

o The AST Janus Small-Cap Growth Portfolio and the AST JanCap Growth Portfolio generally take a growth approach to investing, while the AST Neuberger Berman Mid-Cap Value Portfolio generally takes a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Growth and Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:

INVESCO Equity Income         High  current   income  and,   The Portfolio  invests  primarily  in  dividend-paying common
                              secondarily, capital growth    stocks that, over a period of years, may also provide capital appreciation, and to a lesser extent in fixed income securities.

Principal Investment Strategies:

The AST INVESCO Equity Income Portfolio seeks to achieve its objective by investing in securities that will provide a relatively high yield and stable return and that, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities, convertible bonds, or preferred stocks.

Principal Risks:

o Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially.

o The AST INVESCO Equity Income Portfolio invests primarily in equity securities, but will normally invest some of its assets in fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, the Portfolio will likely be subject to somewhat higher risk than a portfolio that invests more heavily in fixed income securities.

o The AST INVESCO Equity Income Portfolio may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. The Portfolio generally invests in intermediate- to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:

T. Rowe Price                 High current income and        The Portfolio invests primarily in high-quality foreign
International Bond            capital growth                 government and corporate bonds.


Principal Investment Strategies:

         To achieve its objectives, the AST T. Rowe Price International Bond Portfolio will invest at least 65% of its assets in high-quality, non-U.S. dollar denominated government and corporate bonds. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

         Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. While the Portfolio may engage in foreign currency transactions such as forward foreign currency exchange contracts, the Portfolio normally does not hedge its foreign currency exposure back to the dollar. Nor will the Portfolio normally involve more than 50% of its total assets in hedging Portfolio holdings against other foreign currencies ("cross-hedging"). The Sub-advisor attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds ("junk bonds"), including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Up to 20% of the Portfolio's assets may be invested in foreign bonds denominated in U.S. dollars, including certain emerging market bonds.

Principal Risks:

o The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o While the AST T. Rowe Price International Bond Portfolio invests primarily in high-quality fixed income securities, its focus on foreign fixed income securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity investments, foreign fixed income investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. The AST T. Rowe Price International Bond Portfolio can invest to some degree in securities of issuers in developing countries, and the risks of foreign investing may be accentuated by these holdings.

Past Performance

             The Bar chart shows the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio since inception. This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing the Portfolio's performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

                AST T. Rowe Price International Equity Portfolio

                                  60.00%

                       14.03%      40.00%
11.09%  14.17%                     20.00%

                1.36%               0.00%
__________________________________-20.00%
1995    1996    1997     1998





     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 16.94%, 4th quarter 1998           Down 13.58%, 3rd quarter 1998
     ------------------------------------- -----------------------------------

     ---------------------- -------------------- -----------------------------
     Average annual total   Portfolio            Index:
     returns                                     Morgan Stanley Capital
     For periods ending                          International (MSCI) EAFE
     12/31/98                                    Index
     ---------------------- -------------------- -----------------------------
     ---------------------- -------------------- -----------------------------
     1 year                              14.03%                        20.00%
     ---------------------- -------------------- -----------------------------
     ---------------------- -------------------- -----------------------------
     Since Inception                      7.12%                         9.16%
     ---------------------- -------------------- -----------------------------


                     AST Janus Small-Cap Growth Portfolio*

 ____________________________________
                                      60.00%

         32.65%                       40.00%
                20.05%                20.00%
 8.40%                  6.01%   3.48%
                                       0.00%
 ____________________________________-20.00%
1994     1995  1996    1997     1998



     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 31.12%, 4th quarter 1998           Down 23.95%, 3rd quarter 1998
     ------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      Standard & Poors 500 Index
     For periods ending
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                                3.49%                       28.57%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     5 year                               13.62%                       24.06%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                      13.62%                       24.06%
     ---------------------- --------------------- ----------------------------


     *Prior to January 1, 1999, the AST Janus Small-Cap Portfolio was known as the Founders International Equity Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

             AST Neuberger Berman Mid-Cap Value Portfolio*

 ___________________________________
                                      60.00%

                                      40.00%
       26.13%         26.42%          20.00%
              11.53%
-6.95%                         -2.33%  0.00%
 ___________________________________ -20.00%
1994   1995   1996    1997     1998


     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 15.95%, 4th quarter 1998           Down 14.02%, 3rd quarter 1998
     ------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      Standard & Poors 500 Index
     For periods ending
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                               -2.33%                       28.57%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     5 year                               10.08%                       24.06%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                      10.31%                       22.62%
     ---------------------- --------------------- ----------------------------

     *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Value Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as Sub-advisor to the Portfolio.

                      AST JanCap Growth Portfolio


_________________________________________________
                                          68.26%  60.00%

                                                  40.00%
11.87%          37.98%            28.66%          20.00%
                         28.36%
        -4.51%                                     0.00%
 ________________________________________________-20.00%
1993    1994    1995     1996    1997     1998



     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 32.62%, 4th quarter 1998           Down 5.95%, 2nd quarter 1994
     ------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      Standard & Poors 500 Index
     For periods ending
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                               68.26%                       28.57%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     5 year                               29.63%                       24.06%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                      26.80%                       21.88%
     ---------------------- --------------------- ----------------------------

                  AST INVESCO Equity Income Portfolio

_________________________________________________
                                                  60.00%

                                                  40.00%
                30.07%           23.33%           20.00%
                         17.09%           13.34%
        -2.50%                                     0.00%
 ________________________________________________-20.00%
        1994    1995     1996    1997     1998



     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 12.32%, 4th quarter 1998           Down 8.68%, 3rd quarter 1998
     ------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      Standard & Poors 500 Index
     For periods ending
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                               13.34%                       28.57%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     5 year                               15.74%                       24.06%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                      15.74%                       24.06%
     ---------------------- --------------------- ----------------------------

             AST T. Rowe Price Interational Bond Portfolio*

_________________________________________________
                                                  60.00%

                                           14.72% 40.00%
                11.10%                            20.00%
                         5.98%
                                 -3.42%            0.00%
 ________________________________________________-20.00%
                1995     1996    1997     1998



     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 6.31%, 4th quarter 1998            Down 5.43%, 1st quarter 1997
     ------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      J.P. Morgan Non-U.S.
     For periods ending                           Government Bond Index
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                               14.72%                       18.31%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                       5.13%                        9.06%
     ---------------------- --------------------- ----------------------------

     *Prior to May 1, 1996, the AST T. Rowe Price International Bond Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIOS: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                          Management       Other           Total Annual      Fee Waivers       Net Annual
                                          Fees             Expenses        Portfolio        and Expense        Fund
                                                                           Operating        Reimbursement(2)   Operating
                                                                           Expenses                            Expenses
Portfolio:
----------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price International Equity           1.00             0.25             1.25             N/A               1.25
AST Janus Small-Cap Growth                       0.90             0.22             1.12             N/A               1.12
AST Neuberger Berman Mid-Cap Value(1)            0.90             0.15             1.05             N/A               1.05
AST JanCap Growth                                0.90             0.14             1.04             0.02              1.02
AST INVESCO Equity Income                        0.75             0.18             0.93             N/A               0.93
AST T. Rowe Price International Bond             0.80             0.31             1.11             N/A               1.11

(1) Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(2) The Investment Manager has agreed to reimburse and/or waive fees for certain Portfolios. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST T. Rowe Price International Equity                127               397              686               1511
AST Janus Small-Cap Growth                            114               356              617               1363
AST Neuberger Berman Mid-Cap Value                    107               334              579               1283
AST JanCap Growth                                     104               329              572               1269
AST INVESCO Equity Income                              95               296              515               1143
AST T. Rowe Price International Bond                  113               353              612               1352

INVESTMENT OBJECTIVES AND POLICIES:

         The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio may differ. Those investment policies specifically labeled as "fundamental" may not be changed without shareholder approval. The investment objectives of some of the Portfolios are not fundamental policies and may be changed by the Trustees without shareholder approval. Similarly, most of the Portfolios' investment policies and limitations are not fundamental policies.

         There can be no assurance that the investment objective of any Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

ASt T. Rowe Price International Equity portfolio:

Investment Objective: The investment objective of the Portfolio is to seek total return from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. This is a fundamental policy of the Portfolio.

Principal Investment Policies and Risks:

         The Sub-advisor expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established foreign companies. Geographic diversification will be wide, including both developed and developing countries, and there will normally be at least three different countries represented in the Portfolio. Stocks can be purchased without regard to a company's market capitalization, but the Sub-advisor's focus typically will be on large and, to a lesser extent, medium-sized companies. Investment in foreign companies may be made through American Depositary Receipts (ADRs) and the securities of foreign investment funds or trusts (including passive foreign investment companies).

         The Portfolio will invest in stocks that have the potential for growth of capital or income or both. Stocks are selected by using a "bottom-up" approach (an approach based on the Sub-advisor's fundamental research on particular companies) in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth. The Sub-advisor seeks to purchase stocks at reasonable prices in relation to anticipated earnings, cash flow or book value. Valuation factors often influence the Sub-advisor's allocations among large-, mid-, and small-cap companies.

         While bottom-up stock selection is the focus of its decision making, the Sub-advisor also invests with an awareness of the global economic backdrop and its outlook for individual companies. Country allocation is driven largely by stock selection, though the Sub-advisor may limit investments in markets that appear to have poor overall prospects.

         In selecting stocks, the Sub-advisor generally favors companies with one or more of the following characteristics:

o        leading market position;
o        attractive business niche;
o        strong franchise or natural monopoly;
o        technological leadership or proprietary advantages;
o        seasoned management;
o earnings growth and cash flow sufficient to support growing dividends; and o healthy balance sheet with relatively low debt.

         As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. As a stock fund investing primarily in foreign securities, the Portfolio may be subject to greater risk of loss and price fluctuation than domestic funds. The risks of foreign investing, which are described in more detail below under "Certain Risk Factors and Investment Methods," include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. In addition, the Portfolio's investments in foreign securities will be subject to the risks of currency fluctuations, in which a decline in the value of a foreign currency versus the U.S. dollar can reduce the dollar value of securities denominated in that currency. While the Portfolio may engage in forward foreign currency exchange contracts and futures and options on foreign currencies, the Portfolio does not engage in extensive currency hedging under normal conditions. To the extent that the Portfolio has investments in developing countries, the risks of foreign investing will be accentuated.

Other Investments:

         In addition to common stocks, the Portfolio may also purchase a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as investment grade corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. As part of its investment program and to maintain greater flexibility, the Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. The Portfolio's cash reserves may be invested in high-quality domestic and foreign money market instruments. In addition to enabling the Portfolio to take defensive positions, cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.
Current income is not a significant factor in choosing investments.

         Because the Portfolio invests primarily in common stocks, the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a Portfolio that invests primarily in smaller or newer issuers, the Portfolio may be subject to greater risk of loss and share price fluctuation than funds investing primarily in larger or more established issuers. Smaller companies are more likely to realize substantial growth as well as suffer significant losses than larger issuers. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

         While the Sub-advisor tries to reduce the risk of the Portfolio by diversifying its assets among issuers (so that the effect of any single holding is reduced), and by not concentrating its assets in any particular industry, there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

    -- 35% of its assets in lower-rated fixed income securities ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
    -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign Securities. The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet these criteria regardless of country of organization or principal business activity. However, certain factors such as expected inflation and currency exchange rates, government policies affecting businesses, and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.

         Short Sales "Against the Box." The Portfolio may make short sales "against the box." This technique involves selling a security that the Portfolio owns, or has the right to obtain without additional cost, for delivery at a specified date in the future. The Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio primarily invests in the common stocks of mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The
Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest up to 35% of its total assets, measured at the time of investment, in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST JANCAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental policy of the Portfolio.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

         Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the stocks of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

    -- 35% of its assets in lower-rated fixed income securities ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
    -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income while following sound investment practices. This is a fundamental policy of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Principal Investment Policies and Risks:

         The Portfolio seeks to achieve its objective by investing in securities that will provide a relatively high yield and stable return and that, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities, convertible bonds, or preferred stocks. The Portfolio may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Portfolio.

         The Portfolio's investments in common stocks may, of course, decline in value, which will result in declines in the Portfolio's share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign issuers that are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. In light of the Portfolio's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in junk bonds, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental policy of the Portfolio.

Principal Investment Policies and Risks:

         To achieve its objectives, the Portfolio will invest at least 65% of its assets in high-quality, non-U.S. dollar denominated government and corporate bonds outside the United States. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

         Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. While the Portfolio may engage in foreign currency transactions such as forward foreign currency exchange contracts, the Portfolio normally does not hedge its foreign currency exposure back to the dollar. Nor will the Portfolio normally involve more than 50% of its total assets in hedging Portfolio holdings against other foreign currencies ("cross-hedging"). The Sub-advisor attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds ("junk bonds"), including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Up to 20% of the Portfolio's assets may be invested in foreign bonds denominated in U.S. dollars, such as Brady Bonds and other emerging market bonds.

         Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transactions cost. Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities. In addition, the
Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change.

         Types of Debt Securities. The Portfolio's investments in debt securities may include securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, and convertible debt securities.

         The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds, which are used to as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country's credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

         Nondiversified Investment Company. The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries. However, the Portfolio is considered a "nondiversified" investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional information on the securities in which the Portfolio may invest and their risks in included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, and repurchase agreements. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

PORTFOLIO TURNOVER:

         Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following Portfolios regularly may have annual rates of turnover exceeding 100%:

         AST Janus Small-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST JanCap Growth Portfolio
         AST T. Rowe Price International Bond Portfolio

         A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share ("NAV") of each Portfolio is determined as of the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. The profit sharing plan covering employees of ASLAC and its affiliates, which is a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, also may directly own shares of the Trust. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI has served as Investment Manager since 1992, and currently serves as Investment Manager to a total of 44 investment company portfolios (including the Portfolios of the Trust). ASISI is an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management Agreements with ASISI (the "Management Agreements") provide that ASISI will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has filed with the Securities and Exchange Commission an application for an order which, if granted, would permit ASISI, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio in the future, and to permit ASISI to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This order (which has been granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price International Equity Portfolio and the AST T. Rowe Price International Bond Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $32 billion under management as of December 31, 1998 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. Each Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

     The advisory group for the AST T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Mark C.J. Bickford-Smith, Robert W. Smith, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management. Mark C.J. Bickford-Smith joined Price-Fleming in 1995 has 14 years experience with the Fleming Group in research and financial analysis. Robert W. Smith joined Price-Fleming in 1996, and had been with T. Rowe Price since 1992. He has 12 years experience in financial analysis. John R. Ford joined Price-Fleming in 1982 and has 17 years of experience with Fleming Group in research and portfolio management. James B.M. Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. David J.L. Warren joined Price-Fleming in 1984 and has 17 years experience in equity research, fixed income research and portfolio management.

         The advisory group for the AST T. Rowe Price International Bond Portfolio consists of Peter Askew, Christopher Rothery and Michael Conelius. Peter Askew joined Price-Fleming in 1988 and has 22 years of experience managing multi-currency fixed-income portfolios. Christopher Rothery joined Price-Fleming in 1994 and has 9 years of experience managing multi-currency fixed-income portfolios. Prior to joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited. Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, serves as Sub-advisor for the AST Janus Small-Cap Growth Portfolio and the AST JanCap Growth Portfolio. Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1998, Janus managed assets worth over $106 billion.

         The AST Janus Small-Cap Growth Portfolio is managed by a management team consisting of James P. Craig, William Bales and Jonathan Coleman. The management team has managed the Portfolio since Janus became the Portfolio's sub-advisor in January 1999. James P. Craig, III is Chief Investment Officer of Janus Capital. He joined Janus in May 1983. William H. Bales has been a research analyst with Janus since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined Janus in September 1991. Jonathan D. Coleman has been a research analyst with Janus since July 1994, focusing primarily on the railroad, computer, healthcare and financial services industries. Prior to joining Janus, Mr. Coleman was a Fulbright Fellow from August 1993 until June 1994.

     The portfolio manager responsible for management of the AST JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments.

         Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as sub-advisor for the AST Neuberger Berman Mid-Cap Value Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $55 billion of assets as of December 31, 1998.

     The portfolio managers responsible for the day-to-day management of AST Neuberger Berman Mid-Cap Value Portfolio are Michael M. Kassen, Robert I. Gendelman and S. Basu Mullick. Mr. Kassen and Mr. Gendelman have been managing the Portfolio since NB Management became the Portfolio's Sub-Advisor in May 1998, and Mr. Mullick has been managing the Portfolio since October 1998. Mr. Kassen has been a Vice President of NB Management since December 1992, and was an employee of NB Management from 1990 to December 1992. Mr. Gendelman joined NB Management in 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, serves as Sub-advisor for the AST INVESCO Equity Income Portfolio. INVESCO was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $258 billion of assets as of December 31, 1998.

     The portfolio managers responsible for management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry) Paul. Mr. Mayer has served as Co-Manager of the Portfolio since April, 1993. Mr. Mayer began his investment career in 1969 and is now a director and senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO. Mr. Paul has served as Co-Manager of the Portfolio since May 1994. Mr. Paul entered the investment management industry in 1976, and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.

Fees and Expenses:

         Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares. The fees paid to ASISI for the fiscal year ended December 31, 1998 by each Portfolio that was in operation for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:

AST T. Rowe Price International Equity Portfolio:                                            1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Neuberger Berman Mid-Cap Value Portfolio:1                                               0.82%
AST JanCap Growth Portfolio:                                                                 0.87%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST T. Rowe Price International Bond Portfolio:                                              0.80%


         1 Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor for the Portfolio (formerly the Federated Utility Income Portfolio). Under the new Investment Management Agreement for the Portfolio, fees are payable at an annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses. In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust. Expenses not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution Plan. Subject to shareholder approval, the Trust has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. No Portfolio will pay any new fees or charges resulting from the Distribution Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during of after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of  variable  annuity  contracts  or  variable  life  insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

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


FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years (or, for Portfolios that have not been in operation for five years, since their inceptions). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment on an investment in a Portfolio. The information has been audited by Deloitte & Touche LLP, the Trust's independent auditors. The report of the independent auditors, along with the Portfolios' financial statements, are included in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.






---------------------------------------------------------------------------------------------------------------------------
                                                     INCREASE (DECREASE) FROM
                                                 ______INVESTMENT OPERATIONS____     _________LESS DISTRIBUTIONS_____

                                    Net Asset      Net                                                                    Net Asset
                        Year         Value       Investment Net Realized Total From  From Net    From Net                   Value
                        Ended       Beginning     Income    & Unrealized Investment  Investment  Realized    Total           End
     Portfolio       December 31,   of Period     (Loss)    Gain (Loss)  Operations  Income       Gains    Distributions of Period

AST JanCap Growth      1998         $23.15       $0.04      $15.10        $15.14    $(0.08)      $(1.21)    $(1.29)       $37.00
                       1997          18.79        0.06        5.16          5.22     (0.05)       (0.81)     (0.86)        23.15
                       1996          15.40        0.02        4.19          4.21     (0.02)       (0.80)     (0.82)        18.79
                       1995          11.22        0.06        4.18          4.24     (0.06)           --     (0.06)        15.40
                       1994          11.78        0.06       (0.59)       (0.53)     (0.03)           --     (0.03)        11.22

AST Neuberger Berman   1998         $15.15       $0.21      $(0.52)      $(0.31)    $(0.36)      $(1.32)    $(1.68)       $13.16
   Mid-Cap Value*      1997          12.83        0.32        2.87          3.19     (0.36)       (0.51)     (0.87)        15.15
                       1996          11.94        0.36        0.97          1.33     (0.44)           --     (0.44)        12.83
                       1995           9.87        0.40        2.09          2.49     (0.42)           --     (0.42)        11.94
                       1994          10.79        0.46       (1.20)       (0.74)     (0.16)       (0.02)     (0.18)         9.87

AST INVESCO Equity     1998         $16.51       $0.31       $1.81         $2.12    $(0.32)      $(0.81)    $(1.13)       $17.50
   Income              1997          13.99        0.31        2.84          3.15     (0.26)       (0.37)     (0.63)        16.51
                       1996          12.50        0.27        1.79          2.06     (0.24)       (0.33)     (0.57)        13.99
                       1995           9.75        0.25        2.65          2.90     (0.15)           --     (0.15)        12.50
                       1994(2)       10.00        0.16       (0.41)       (0.25)         --           --         --         9.75

AST Janus              1998         $17.81     $(0.05)       $0.73         $0.65        $--      $(0.85)    $(0.85)       $17.61
   Small-Cap Growth**  1997          16.80      (0.05)        1.06          1.01         --           --         --        17.81
                       1996          14.25      (0.03)        2.85          2.82         --       (0.27)     (0.27)        16.80
                       1995          10.84      (0.04)        3.54          3.50     (0.09)           --     (0.09)        14.25
                       1994(2)       10.00        0.11        0.73          0.84         --           --         --        10.84


--------------------------------------------------------------------------------
(1) Annualized.

(2) Commenced operations on January 4, 1994. * Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio). Neuberger Berman Management, Incorporated has served as Sub-advisor to the Portfolio since May 1, 1998.

** Prior to January 1, 1998, Founders Asset Management LLC served as Sub-advisor to the AST Janus Small-Cap Growth Portfolio (formerly, the Founders Capital Appreciation Portfolio). Janus Capital Corporation has served as Sub-advisor to the Portfolio since January 1, 1998.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios of Expenses             Ratios  of Net Investment Income
         _______________Supplemental Data_________________  _____to Average Net Assets________  ____(Loss) to Average Net Assets___

                                                               After Advisory    Before Advisory  After Advisory  Before Advisory
                            Net Assets at       Portfolio       Fee Waiver        Fee Waiver       Fee Waiver         Fee Waiver
         Total              End of Period       Turnover        and Expense       and Expense      and Expense       and Expense
         Return              (in 000's)          Rate          Reimbursement     Reimbursement    Reimbursement    Reimbursement

         68.26%           $3,255,658              42%             1.02%            1.04%             0.16%            0.13%
         28.66%            1,511,563              94%             1.07%            1.08%             0.24%            0.23%
         28.36%              892,324              79%             1.10%            1.10%             0.25%            0.25%
         37.98%              431,321             113%             1.12%            1.12%             0.51%            0.51%
         (4.51%)             245,645              94%             1.18%            1.18%             0.62%            0.62%

          (2.33%)           $271,968             208%             1.05%            1.05%             1.83%            1.83%
         26.42%              201,143              91%             0.90%            0.90%             3.34%            3.34%
         11.53%              123,138              81%             0.93%            0.93%             3.14%            3.14%
         26.13%              107,399              71%             0.93%            0.93%             4.58%            4.58%
          (6.95%)             71,205              54%             0.99%            0.99%             5.11%            5.11%

         13.34%             $831,482              67%             0.93%            0.93%             2.17%            2.17%
         23.33%              602,105              73%             0.95%            0.95%             2.54%            2.54%
         17.09%              348,680              58%             0.98%            0.98%             2.83%            2.83%
         30.07%              176,716              89%             0.98%            0.98%             3.34%            3.34%
         (2.50%)              65,201              63%           1.14%(1)          1.14%(1)         3.41%(1)          3.41%(1)

          3.49%             $285,847             100%             1.12%            1.12%           (0.53%)          (0.53%)
          6.01%              278,258              77%             1.13%            1.13%           (0.32%)          (0.32%)
         20.05%              220,068              69%             1.16%            1.16%           (0.38%)          (0.38%)
         32.56%               90,460              68%             1.22%            1.22%           (0.28%)          (0.28%)
          8.40%               28,559             198%           1.30%(1)          1.55%(1)         2.59%(1)          2.34%(1)


---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------------------------------------
                                                     INCREASE (DECREASE) FROM
                                                 ______INVESTMENT OPERATIONS____     _________LESS DISTRIBUTIONS_____

                                    Net Asset      Net                                                                    Net Asset
                        Year         Value       Investment Net Realized Total From  From Net    From Net                   Value
                        Ended       Beginning     Income    & Unrealized Investment  Investment  Realized    Total           End
     Portfolio       December 31,   of Period     (Loss)    Gain (Loss)  Operations  Income       Gains    Distributions of Period

AST T. Rowe Price        1998       $12.09       $0.08       $1.59         $1.67    $(0.14)      $(0.23)    $(0.37)       $13.39
   International Equity  1997        12.07        0.09        0.08          0.17     (0.07)       (0.08)     (0.15)        12.09
                         1996        10.65        0.06        1.44          1.50     (0.08)           --     (0.08)        12.07
                         1995         9.62        0.07        0.99          1.06     (0.01)       (0.02)     (0.03)        10.65
                        1994(3)      10.00        0.02       (0.40)       (0.38)         --           --         --         9.62

AST T. Rowe Price        1998       $10.11       $0.52       $0.94         $1.46    $(0.03)      $(0.08)    $(0.11)       $11.46
   International Bond    1997        10.90        0.20       (0.57)       (0.37)     (0.16)       (0.26)     (0.42)        10.11
                         1996        10.60        0.23        0.38          0.61     (0.14)       (0.17)     (0.31)        10.90
                         1995         9.68        0.31        0.75          1.06     (0.14)           --     (0.14)        10.60
                        1994(4)      10.00        0.27       (0.59)       (0.32)         --           --         --         9.68



---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(3) Commenced operations on January 4, 1994.
(4) Commenced operations on May 3, 1994.


---------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios of Expenses             Ratios  of Net Investment Income
         _______________Supplemental Data_________________  _____to Average Net Assets________  ____(Loss) to Average Net Assets___

                                                               After Advisory    Before Advisory  After Advisory  Before Advisory
                            Net Assets at       Portfolio       Fee Waiver        Fee Waiver       Fee Waiver         Fee Waiver
         Total              End of Period       Turnover        and Expense       and Expense      and Expense       and Expense
         Return              (in 000's)          Rate          Reimbursement     Reimbursement    Reimbursement    Reimbursement

         14.03%             $472,161              32%             1.25%            1.25%             0.60%            0.60%
          1.36%              464,456              19%             1.26%            1.26%             0.71%            0.71%
         14.17%              402,559              11%             1.30%            1.30%             0.84%            0.84%
         11.09%              195,667              17%             1.33%            1.33%             1.03%            1.03%
         (3.80%)             108,751              16%           1.75%(1)          1.77%(1)         0.45%(1)          0.43%(1)

          14.72%            $147,973             136%             1.11%            1.11%             4.78%            4.78%
          (3.42%)            130,408             173%             1.11%            1.11%             4.73%            4.73%
          5.98%               98,235             241%             1.21%            1.21%             5.02%            5.02%
         11.10%               45,602             325%             1.53%            1.53%             6.17%            6.17%
         (3.20%)              15,218             163%           1.68%(1)          1.68%(1)         7.03%(1)          7.03%(1)



---------------------------------------------------------------------------------------------------------------------------


CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under "Investment Objective and Policies" and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

         The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

         Options. Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

         A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally, the Portfolios will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures Contracts and Related Options. Each Portfolio (except the AST Neuberger Berman Mid-Cap Value Portfolio and the AST INVESCO Equity Income Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii) enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Portfolio's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options and futures are
(a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries. Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio's share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         While the introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union generally occurred without significant market or operational disruption, the euro still presents certain political and operational uncertainties. These uncertainties may include political reaction against the euro in participating nations and operational difficulties as the result of the fact that some securities still pay dividends and interest in the old currencies. These uncertainties could cause market disruptions, and could adversely affect the value of securities held by the Portfolios.

         Foreign Currency Transactions. A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Portfolio's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in the related currency. The effect of entering into a forward contract on a Portfolio's share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.



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WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios (other than the AST INVESCO Equity Income Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Under guidelines adopted by the Trustees of the Trust, repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that meet the specific requirements in the guidelines and otherwise have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios (specifically, the AST Janus Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, and the AST JanCap Growth Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio's share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks. Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. In addition, certain Sub-advisors may invest Portfolio assets in money market funds that they advise. Mutual funds pay their own operating expenses, and the Portfolios, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

YEAR 2000 RISKS:

         Many services provided to the Trust and its Portfolios by the Investment Manager, the Sub-advisors, and the Trust's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Trust operations.

         The Service Providers recognize the importance of the Year 2000 Issue and have advised the Trust that they are taking appropriate steps in preparation for the year 2000. At this time, there can be no assurance that the actions taken by the Service Providers, who are generally not affiliated with the Investment Manager, will be sufficient to avoid any adverse impact on the Portfolios, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.

         The Investment Manager and the Trust are seeking further assurances from the Service Providers that all of the systems they use in connection with the Portfolios will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers, and is attempting to develop contingency plans in the event that the Service Providers' systems are not adapted in time.


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Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
INVESCO Funds Group, Inc.
Janus Capital Corporation
Neuberger Berman Management Inc.
Rowe Price-Fleming International, Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

Legal Counsel
Werner & Kennedy
1633 Broadway
New York, NY 10019

INVESTOR INFORMATION SERVICES:

     Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         The information in the Company filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Company is available on the Commission's Internet site at http://www.sec.gov.




































Investment Company Act File No. 811-5186